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                                                                   Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 29, 1999 included (or incorporated by reference) in Mitchell Energy & Development Corp.'s Form 10-K for the year ended January 31, 1999 and to all references to our Firm included in this registration statement.




                                                  /S/ ARTHUR ANDERSEN LLP




Houston, Texas
September 14, 1999